UNITED STATES
  SECURITIES AND EXCHANGE COMMISSION
  Washington D.C. 20549
  FORM 8-K
  CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act
  of 1934
  Date of Report (Date of earliest event reported) January 3, 2005 _____Portage Partners Ltd._______________________________________
  (Exact name of registrant as specified in its charter)
                        Nevada
           (State or other jurisdiction of incorporation)
  0-32281
  (Commission File Number)
  76-0616473
  (IRS Employer Identification No.)
  400   601 W. Broadway
  Vancouver, BC V5Z 4C2
  Canada
  (Address of principal executive offices)(Zip Code)
  Registrant's telephone number, including area code 604-675-6930-------------------------------------------------
        ___________________________________________________
  (Former name or former address, if changed since last report.) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


















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           SECTION 5  CORPORATE GOVERNANCE AND MANAGEMENT

  ITEM 5.01   CHANGES IN CONTROL OF REGISTRANT

                               (a)  Yi Shen and
                               Hong Ma acquired
                               control of the
                               Registrant on
                               January 3, 2005
                               through the purchase
                               of 1,250,000 shares
                               each of common stock
                               of the Registrant
                               representing 56% of
                               the outstanding
                               shares. The total
                               consideration paid
                               was $30,900. The
                               source of the funds
                               was personal assets.
                               James P. Beehner and
                               Dorothy Mortenson
                               were the sellers of
                               the shares. Mr. Shen
                               and Mr. Ma are now
                               directors of the
                               Registrant.

                       Pursuant to the requirements
                 of the Securities Exchange Act of
                 1934, as amended, the registrant
                 has duly caused this report to be
                 signed on its behalf by the
                 undersigned hereto duly authorized.

                       Date: January 11, 2005


                       PORTAGE PARTNERS, LTD.
                       a Nevada corporation
                       /s/ Yi Shen

                       By: Yi Shen
                 President

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